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                        The Advisors' Inner Circle Fund

                               [GRAPHIC OMITTED]

                 CBRE Clarion Global Infrastructure Value Fund
                         Investor Class Shares (CGILX)
                        Summary Prospectus|March 1, 2017




Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at http://www. cbreclarion.com/ourfunds/Global-Infrastructure-Value-Fund/Pages/default. aspx.
You can also get this information at no cost by calling 855.520.4CCS, by sending an e-mail request to cbreclarionfunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, both dated March 1, 2017, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

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CBRE Clarion Global Infrastructure Value Fund

INVESTMENT OBJECTIVE

The investment objective of the CBRE Clarion Global Infrastructure Value Fund (the "Fund") is to provide total return, consisting of capital appreciation and current income.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

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Redemption Fee (as a percentage of amount redeemed, if shares
redeemed have been held for less than 60 days)                        2.00%
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ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE
OF THE VALUE OF YOUR INVESTMENT)

                                                           INVESTOR CLASS SHARES
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Management Fees                                                           0.90%
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Distribution (12b-1) Fees                                                 0.25%
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Other Expenses                                                            1.00%
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   Shareholder Servicing Fees                                0.15%
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   Other Operating Expenses                                  0.85%
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Total Annual Fund Operating Expenses                                      2.15%
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Less Fee Reductions and/or Expense Reimbursements                        (0.55)%
                                                                         -------
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Total Annual Fund Operating Expenses after Fee                            1.60%
Reductions and/or Expense Reimbursements(1)
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(1)  CBRE Clarion Securities LLC ("CBRE Clarion" or the "Adviser") has
     contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.60% of the Fund's Investor Class Shares' average daily net assets until February 28, 2018
     (the "contractual expense limit"). In addition, if at any point Total
     Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recover all or a portion of its fee reductions or expense reimbursements made during the preceding three-year period during which this agreement (or any prior agreement) was in place. This agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2018.

2 | CBRE Clarion Global Infrastructure Value Fund

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR      3 YEARS      5 YEARS      10 YEARS
          --------------------------------------------------------
                $163        $620        $1,104        $2,439

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 88% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities issued by infrastructure companies organized or located throughout the world, including the United States. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Adviser defines an infrastructure company as a company that derives at least 50% of its revenues or profits from, or devotes at least 50% of its assets to, the ownership, management, development or operation of infrastructure assets. Examples of infrastructure assets include transportation assets (such as toll roads, bridges, railroads, airports and seaports), utility assets (such as electric transmission and distribution lines, gas distribution pipelines, water pipelines and treatment facilities and sewer facilities), energy assets (such as oil and gas pipelines, storage facilities and other facilities used for gathering, processing or transporting hydrocarbon products) and communications assets (such as communications towers and satellites).

                                            Investor Class Shares Prospectus | 3

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While the Fund expects to invest primarily in common stock, it may also invest in other equity securities including preferred stocks, convertible securities, rights or warrants to buy common stocks and depositary receipts with characteristics similar to common stock. The Fund may also invest up to 25% of its net assets in limited partner interests of energy infrastructure companies organized as master limited partnerships ("MLPs").

Under normal market conditions, the Fund will invest in at least three countries, including the United States, and at least 40% of its net assets, plus any borrowings for investment purposes, will be invested in non-U.S. companies, in both developed and emerging market countries (at least 30% of its net assets, plus any borrowings for investment purposes, will be invested in non-U.S. companies if conditions are not favorable). The Adviser considers a company to be a non-U.S. company if: (i) 50% of the company's assets are located outside of the United States; (ii) 50% of the company's revenues are generated outside of the United States; or (iii) the company is organized or maintains its principal place of business outside of the United States. The Fund may invest up to 30% of its assets in emerging market companies. The Fund's investments may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units and the Fund may utilize forward contracts to hedge its currency exposure. The Fund may invest in securities of companies of any market capitalization.

The Adviser utilizes a multi-step investment process for constructing the Fund's investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection. The Adviser first selects infrastructure sectors in certain geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of the regulatory environment and outlook, capital market trends, macroeconomic conditions, and the relative value of infrastructure sectors. The Adviser then uses an in-house valuation process to identify investments whose risk-adjusted returns it believes are compelling relative to their peers. The Adviser's in-house valuation process examines several factors, including the company's management and strategy, the stability and growth potential of cash flows and dividends, the location of the company's assets, the regulatory environment in which the company operates and the company's capital structure. Finally, portfolio construction and risk mitigation guidelines are employed to arrive at a diversified portfolio that the Adviser believes should have a lower volatility of returns relative to the broader global equity market. The Adviser may sell a security if it believes that there has been a negative change in the fundamental factors surrounding the company, region or sector weights change to reflect a revised top-down view, or more attractive alternatives exist.

4 | CBRE Clarion Global Infrastructure Value Fund

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PRINCIPAL RISKS

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

INFRASTRUCTURE COMPANY RISK -- Because the Fund concentrates its investments in infrastructure companies, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure companies are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and general changes in market sentiment towards infrastructure assets.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

MLP RISK -- MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an

                                            Investor Class Shares Prospectus | 5

MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

FOREIGN COMPANY RISK -- Investing in foreign companies, including direct investments and through depositary receipts, which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

EMERGING MARKETS SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments

6 | CBRE Clarion Global Infrastructure Value Fund that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

GEOGRAPHIC FOCUS RISK -- To the extent that it focuses its investments in a particular country or region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

FOREIGN CURRENCY RISK -- As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

DERIVATIVES RISK -- The Fund's use of forward contracts is subject to market risk, leverage risk, correlation risk, liquidity risk, credit risk and valuation risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Liquidity risk is the risk that the derivative may be difficult or impossible to sell at the time and the price that the Fund would like, which may cause the Fund to have to lower the selling price, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on the Fund's management or performance. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

                                            Investor Class Shares Prospectus | 7

HEDGING RISK -- The Fund may use derivative instruments for hedging purposes. Hedging through the use of these instruments does not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. While entering into these instruments tends to reduce the risk of loss due to a decline in the value of the hedged asset, such instruments also limit any potential gain that may result from the increase in value of the asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time.

PREFERRED STOCK RISK -- Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation are generally subordinate to the rights associated with a company's debt securities.

CONVERTIBLE SECURITIES RISK -- The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

RIGHTS AND WARRANTS RISK -- The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right's or warrant's expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/ or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

INVESTMENT STYLE RISK -- The Fund pursues a "value style" of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

8 | CBRE Clarion Global Infrastructure Value Fund

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PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's Investor Class Shares' performance from year to year and by showing how the Fund's Investor Class Shares' average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.cbreclarion.com or by calling 1-855-520-4227.

                  [BAR CHART OMITTED - PLOT POINTS AS FOLLOWS]

                          2014               14.52%
                          2015               (5.33)%
                          2016                9.81%

                      ---------------------------------
                      BEST QUARTER        WORST QUARTER
                         9.09%               (6.49)%
                      06/30/2014           09/30/2015
                      ---------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2016

This table compares the Fund's Investor Class Shares' average annual total returns for the periods ended December 31, 2016 to those of an appropriate broad based index. In addition, the table shows how the Fund's average annual total returns compare with the returns of an index designed to represent the performance of the global equity market.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                            Investor Class Shares Prospectus | 9

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CBRE CLARION GLOBAL INFRASTRUCTURE VALUE                         SINCE INCEPTION
FUND--INVESTOR CLASS                                 1 YEAR         (10/16/13)
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FUND RETURNS BEFORE TAXES                            9.81%           6.86%
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FUND RETURNS AFTER TAXES ON DISTRIBUTIONS            7.13%           3.56%
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FUND RETURNS AFTER TAXES ON DISTRIBUTIONS            7.04%           4.29%
  AND SALE OF FUND SHARES
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HYBRID BENCHMARK INDEX (REFLECTS NO                 10.87%           5.23%
  DEDUCTION FOR FEES OR  EXPENSES)(1)
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MSCI ACWI (NET) (REFLECTS NO DEDUCTION FOR           7.86%           4.54%
  FEES, EXPENSES, OR TAXES
  (EXCEPT FOREIGN WITHHOLDING TAXES))
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(1)  The Hybrid Benchmark Index is the UBS Global Infrastructure & Utilities
     50/50 Index (Net) through March 31, 2015 and the FTSE Global Core Infrastructure 50/50 Index (Net) thereafter, due to the discontinuation of the former index.

INVESTMENT ADVISER

CBRE Clarion Securities LLC

PORTFOLIO MANAGERS

The Fund is managed by T. Ritson Ferguson and Jeremy Anagnos.

Mr. Ferguson is a co-founder of the Adviser and has been employed by the firm since 1992. He is presently the firm's Chief Executive Officer and Global Chief Investment Officer. He has managed the Fund since its inception in 2013.

Mr. Anagnos is the Adviser's Co-Chief Investment Officer -- Infrastructure and leads the firm's global listed infrastructure team. He joined CBRE Clarion in 2011 from CBRE Global Investors. He has managed the Fund since its inception in 2013.

PURCHASE AND SALE OF FUND SHARES

To purchase Investor Class Shares of the Fund for the first time, you must invest at least $5,000 ($2,500 for IRAs). Thereafter your investments must be at least $100. The Fund reserves the right to waive the minimum investment amounts in its sole discretion.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at: CBRE Clarion Global Infrastructure Value Fund, P.O. Box 219009, Kansas City, Missouri 64121-9009 (express mail address: CBRE Clarion Global Infrastructure Value Fund, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, Missouri 64105) or by telephone at 1-855-520-4227.

10 | CBRE Clarion Global Infrastructure Value Fund

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distributions will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

                                           Investor Class Shares Prospectus | 11

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